UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 2, 2008

The Finish Line, Inc.
(Exact Name of Registrant as Specified in Charter)

Indiana	0-20184	35-1537210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3308 North Mitthoeffer Road, Indianapolis, Indiana	46235
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 899-1022

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 1, 2008, Alan H. Cohen, Chairman of the Board and Chief Executive Officer of The Finish Line, Inc. (the “Company”) will resign and retire as Chief Executive Officer of The Finish Line, Inc.  Mr. Cohen will remain in his position as Chairman of the Board of Directors of the Company.

The Board of Directors of the Company has appointed Glenn S. Lyon, currently President of the Company, to succeed Mr. Cohen as Chief Executive Officer of the Company.  Upon his appointment as Chief Executive Officer effective December 1, 2008, Mr. Lyon is expected to join the Company’s Board.  At that time, Steven J. Schneider, currently the Company’s Chief Operating Officer, will assume the additional role of President of the Company.

Glenn S. Lyon, age 58, has served as President of the Company since October 2003, and was also the Company’s Chief Merchandising Officer from 2001 until 2007.  He served as Executive Vice President and Chief Merchandising Officer of the Company from September 2001 to October 2003.  Prior to joining the Company, he served as President/CEO of Paul Harris Stores, Inc., a women’s apparel retailer, from March 2000 to February 2001.

Steven J. Schneider, age 53, has served as Chief Operating Officer of the Company since October 2003, and as Executive Vice President, Chief Operating Officer, Chief Financial Officer and Assistant Secretary from April 2001 to October 2003.  Mr. Schneider also served as Executive Vice President, Finance, Chief Financial Officer and Assistant Secretary of the Company from April 2000 to April 2001, as Senior Vice President, Finance, Chief Financial Officer and Assistant Secretary of the Company from March 1997 to April 2000, and as Vice President, Finance and Chief Financial Officer of the Company from April 1989 to March 1997.

The terms of employment of Messrs. Lyon and Schneider in their new positions have not yet been determined and are unavailable at this time, but it is expected that each will receive a new employment agreement.

Further information regarding Mr. Cohen’s retirement and the appointment of Mr. Lyon as Chief Executive Officer, and of Mr. Schneider as President, of the Company is set forth in a press release issued on October 3, 2008, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit Number	Description of Exhibit

	99.1	Press Release dated October 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Finish Line, Inc.

Date: October 3, 2008	By:	/s/ Gary D. Cohen
Gary D. Cohen
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release dated October 3, 2008